UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2012

ROYAL QUANTUM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27739	90-0315909
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7044 Portal Way, Unit K-110 Ferndale, WA98248
(Address of principal executive offices)
251 MidPark Blvd S.E. Suite #145 Calgary, AB Canada T2X 1S3
(Former address of principal executive offices)
(403)288-4321
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02                                       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July31, 2012, Ron Ruskowsky resigned from his position as President of the Company and Director of the Corporation. His resignation was not of any disagreement with the Company, or its officers.

On July 31, 2012, Roger Janssen was elected President for the Company.

The biography for Mr. Janssen is set forth below:

Roger Janssen has been involved in senior management positions in the private and public sector for the past 26 years. Mr. Janssen has owned and operated a successful manufacturing business and has traveled international as a management consultant for a number of private companies during their start up phase

ITEM 8.01                                OTHER EVENTS

On July 31, 2012 the Company changed its principal executive office address to 7044 Portal Way, Unit K-110 Ferndale, WA98248.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL QUANTUM GROUP, INC.

Dated: August 6, 2012	By:	/s/ Roger Janssen
Roger Janssen
Chief Executive Officer and President

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